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               2000 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


         THIS 2000 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT is made as of the 19th day of May 2000, by and between MedicaLogic, Inc., an Oregon corporation (the "Company"), and the shareholders of the Company listed on the signature pages hereof.

                                    RECITALS

         A. As of May 28, 1999, the Company entered into a 1999 Amended and Restated Investor Rights Agreement with certain investors (as amended and supplemented, the "1999 MedicaLogic Agreement") that, among other things, provided certain registration rights to holders of capital stock of the Company.

         B. As of August 4, 1999, Medscape, Inc., a Delaware corporation ("Medscape"), entered into an Amended and Restated Stockholders Agreement with certain of its stockholders (as amended and supplemented, the "1999 Medscape Agreement") that, among other things, provided certain registration rights to holders of Medscape capital stock.

         C. As of August 3, 1999, Medscape entered into a Registration Rights Agreement (the "CBS Agreement") with CBS Corporation ("CBS") that provided certain registration rights to CBS with respect to Medscape common stock owned by CBS.

         D. As of August 25, 1999 and September 8, 1999, the 1999 Medscape Agreement was amended, among other things, to provide certain registration rights to America Online, Inc. ("AOL") with respect to Medscape common stock underlying warrants issued to AOL by Medscape.

         E. As of February 21, 2000, the Company, Medscape and Moneypenny Merger Corp., a Delaware corporation, entered into an Agreement of Reorganization and Merger (the "Merger Agreement") under which Medscape will become a wholly owned subsidiary of the Company (the "Merger") and the Company's name will be changed to MedicaLogic/Medscape, Inc.

         F. In Section 1.9 of the Merger Agreement, the Company and Medscape agreed that any registration rights existing as of the date of the Merger Agreement with respect to Medscape common stock would, as of the effective date of the Merger, be converted into the same rights with respect to Company common stock received in exchange therefor pursuant to the Merger, and that they would execute such documents and take such further actions as may be necessary or desirable to effectuate the provisions of Section 1.9.

         G. Section 3.7 of the 1999 MedicaLogic Agreement provides that the 1999


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MedicaLogic Agreement may be amended only with the written consent of the
Company and the holders of more than fifty percent (50%) of each of the Series A, Series C, Series E, Series F and Series J Preferred Stock of the Company (including the common stock of the Company issued upon conversion thereof) then outstanding.

         H. All shares of the Company's Preferred Stock have been converted into shares of common stock of the Company, and the undersigned include the Company and the holders of more than fifty percent (50%) of the Company's common stock issued upon conversion of each of the respective series of the Company's Preferred Stock.

         I. The undersigned also include CBS, AOL and the holders of (1) a majority of the Medscape common stock issued upon conversion of the former Series C Stock of Medscape, including the Vested Shares (as defined in the 1999 Medscape Agreement) held by Dr. Jeffrey L. Drezner; (2) at least sixty-six and two-thirds percent (66 2/3%) of the Medscape common stock issued upon conversion of the former Series D Preferred Stock of Medscape; (3) at least sixty-six and two-thirds percent (66 2/3%) of the Medscape common stock issued upon conversion of the former Series E Preferred Stock of Medscape; and (4) a majority of the Medscape common stock issued in exchange for the former Class A Common Stock of Medscape (other than those shares issued in respect of the former Series C Stock of Medscape).

                                    AGREEMENT

         In consideration of the mutual promises and covenants set forth herein, the parties hereto agree to amend and restate the 1999 MedicaLogic Agreement (a) to give effect to Section 1.9 of the Merger Agreement, (b) to eliminate provisions thereof that are no longer applicable and (c) to further provide as follows:

         1. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

                  1.1 DEFINITIONS. For purposes of this Section 1:

                           (a) The term "Act" means the Securities Act of 1933,
as amended.

                           (b) The term "Common Stock" means the common stock of
the Company.

                           (c) The term "Form S-3" means such form under the Act
as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.


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                           (d) The term "Holder" means any person owning or
having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

                           (e) The term "1934 Act" shall mean the Securities
Exchange Act of 1934, as amended.

                           (f) The terms "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act and the declaration or ordering of effectiveness of such registration statement or document.

                           (g) The term "Registrable Securities" means (i) the
Common Stock of the Company issued upon conversion of the Company's Series A Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock, Series J Preferred Stock, and Series J-1 Preferred Stock as listed on Signature Page A hereto; (ii) the Common Stock of the Company purchased pursuant to the Common Stock Purchase Agreement by and among the Company, Mark A. Leavitt, Richard Samco, Sequoia Capital Growth Fund, Sequoia Technology Partners III, New Enterprise Associates VI, Limited Partnership and Stanford University, dated August 3, 1994, as listed on Signature Page B hereto; (iii) the Common Stock of the Company issued in the Merger upon conversion of the Existing Registrable Securities and Investor Registrable Securities (as those terms are defined in the 1999 Medscape Agreement); (iv) the Common Stock of the Company issued upon exercise of the Medscape warrants issued to AOL (the "Warrant Shares"); and (v) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii), (iii) or (iv) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Section 1 are not assigned or assignable and any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Act.

                           (h) The number of shares of "Registrable Securities
then outstanding" shall be the aggregate number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                           (i) The term "SEC" shall mean the Securities and
Exchange Commission.

                  1.2 REQUEST FOR REGISTRATION.


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                           (a) If (i) the Company shall receive, at any time
after December 31, 1999, a written request from (A) Holders of at least fifteen percent (15%) of the Registrable Securities then outstanding referred to in clauses (i) and (ii) of subsection 1.1(g) or (B) Holders of at least thirty percent (30%) of the Registrable Securities then outstanding held by the former holders of the Company's Series J Preferred Stock (a "Series J Investor") that the Company file a registration statement under the Act covering the registration of the Registrable Securities then outstanding, or (ii) the Company shall receive a written request from (W) Holders of at least fifty percent (50%) of the Registrable Securities then outstanding held by the former holders of Investor Registrable Securities (excluding Holders described in clause (X), (Y) or (Z) hereof) as listed on Signature Page C hereto, (X) any Holder who purchased more than 650,000 shares of the Series D Preferred Stock of Medscape as listed on Signature Page D hereto (a "Series D Holder"), (Y) any Holder who purchased more than 260,000 shares of the Series E Preferred Stock of Medscape as listed on Signature Page E hereto (a "Series E Holder"), or (Z) any Holder of Warrant Shares, that the Company file a registration statement on Form S-1 (or similar successor forms) under the Act covering the registration of Registrable Securities issued in exchange for Investor Registrable Securities, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its reasonable best efforts to effect as soon as practicable, and in any event within one hundred twenty (120) days of the receipt of such request, the registration under the Act of all Registrable Securities that the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5, provided that the Registrable Securities requested by the Holders to be registered pursuant to such request must have an anticipated aggregate public offering price of not less than $5,000,000.

                           (b) If the Holders initiating the registration
request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Initiating Holders and shall be reasonably acceptable to the Company, provided that such underwriter shall be of nationally recognized standing and shall agree to firmly underwrite such offering. In such event, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provisions of this Section 1.2, if the underwriter, with respect to a registration requested under subsection 1.2(a)(i), advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then such Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including such Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting; and provided, further, that Registrable Securities held by Holders referred to in subsection 1.2(a)(ii) shall be entirely excluded from the underwriting before any Registrable Securities held by Holders referred to in subsection 1.2(a)(i) are excluded. In a registration pursuant to subsection 1.2(a)(i), if Registrable Securities held by a Series J Investor are excluded from the registration pursuant to the previous sentence as a result of election of Holders other than Series J Investors to participate in the registration, then that registration will not be deemed to be a registration requested by the Series J Investors for the purposes of Section 1.2(d)(i).

                           (c) Notwithstanding the foregoing, if the Company
shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                           (d) In addition, the Company shall not be obligated
to effect, or to take any action to effect,

                                    (i) any registration pursuant to subsection
1.2(a)(i):

                                             (A) After the Company has effected
         three (3) registrations pursuant to subsection 1.2(a)(i), two (2) of which may only be initiated by Series J Investors under subsection 1.2(a)(i)(B), and such registrations have been declared or ordered effective; or

                                             (B) During the period starting with
         the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date sixty (60) days after the effective date of, a registration subject to Section 1.3 hereof, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or


                                    (ii) any registration pursuant to subsection
1.2(a)(ii):

                                             (A) After the Company has effected
         seven (7) registrations pursuant to subsection 1.2(a)(ii), two (2) of which may only be initiated by a Series D Holder, one (1) of which may only be initiated by a Series E Holder, two (2) of which may only be initiated by a Holder of Warrant Shares, and two (2) of which may only be initiated by Holders who are not Series D Holders, Series E Holders or Holders of Warrant Shares; or

                                             (B) During the period starting with
         the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                                             (C) If the Initiating Holders
         propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under
         Section 1.12 hereof.

                  1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly, but at least thirty (30) days prior to filing such registration statement, give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after receipt of such notice by the Holder in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                  1.4 OBLIGATIONS OF THE COMPANY. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                           (a) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its diligent efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred eighty (180) days; provided, however, that (i) such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis; and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by
Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the 1934 Act in the registration statement.

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holders such numbers of copies of
a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (d) Use its reasonable best efforts to register and
qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                           (e) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f) Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (g) Cause all such Registrable Securities registered
pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                           (h) Provide a transfer agent and registrar for all
Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                           (i) Furnish, at the request of any Holder requesting
registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  1.5 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  1.6 EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating

Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit the applicable demand registration right pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

                  1.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders) but excluding underwriting discounts and commissions relating to Registrable Securities.

                  1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Holders of a majority of the Registrable Securities that indicated they would like to be included in the underwriting, the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, or (ii) notwithstanding (i) above, Section 1.2 governs the exclusion of shares being sold by a shareholder exercising a demand registration right granted thereunder. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

                  1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                  1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                           (a) To the extent permitted by law, the Company will
indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                           (b) To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person or any such underwriter or Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, however, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

                           (c) Promptly after receipt by an indemnified party
under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                           (d) If the indemnification provided for in this
Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, (i) no Holder shall be required to contribute any amount in excess of the public offering price of all Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (e) The obligations of the Company and Holders under
this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                  1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                           (a) make and keep public information available, as
those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                           (b) take such action, including the voluntary
registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                           (c) file with the SEC in a timely manner all reports
and other documents required of the Company under the Act and the 1934 Act; and

                           (d) furnish to any Holder, so long as the Holder owns
any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act, and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  1.12 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                           (a) promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other Holders; and

                           (b) as soon as practicable, effect such registration
and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 150 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has, within the six (6) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                           (c) Subject to the foregoing, the Company shall file
a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. The Company shall bear and pay all expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holder or Holders hereunder, if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holder or Holders) but excluding underwriting discounts and commissions relating to Registrable Securities; provided, however, that the Company shall not be obligated to pay registration expenses under this paragraph if the Company has already effected two registrations on Form S-3 pursuant to this Section 1.12. Registrations effected pursuant to this Section 1.12 shall not be counted as registrations effected pursuant to Section 1.2 or 1.3.

                  1.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee acquires from the Holder more than 100,000 shares; (c) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.15 below; and (d) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

                  1.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2. If the Company grants registration rights to holders of any security of the Company which are more favorable to such holders than the registration rights granted hereunder, then such more favorable registration rights shall also be deemed to be granted to the Holders of Registrable Securities hereunder, and the Company covenants and agrees to take any and all steps necessary to modify the terms of this Agreement to so provide.

                  1.15 [DELETED]

                  1.16 TERMINATION OF REGISTRATION RIGHTS.

                           (a) No Holder shall be entitled to exercise any right
provided for in this Section 1 after December 10, 2009.

                           (b) In addition, the right of any Holder to request
registration or inclusion in any registration pursuant to Section 1 shall terminate on such date that all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period; provided, however, that the provisions of this Section 1.16(b) shall not apply to any Holder who owns at least one percent (1%) of the Company's outstanding stock.

         2. COVENANTS OF THE COMPANY. [Deleted]

         3. MISCELLANEOUS.

                  3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  3.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  3.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  3.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid or upon delivery to a recognized courier service and addressed to the party to be notified at the address indicated for such party on the signature pages hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                  3.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of more than fifty percent (50%) of the Registrable Securities then outstanding, except as follows:

                           (a) any amendment or waiver affecting only the rights
of holders of Registrable Securities described in subsection 1.1(g)(i) shall require only the consent of the Company and the holders of more than fifty percent (50%) of such Registrable Securities, except that any amendment or waiver affecting the rights of Series J Investors shall require the consent of the holders of more than fifty percent (50%) of the Registrable Securities held by the Series J Investors;

                           (b) any amendment or waiver affecting only the rights
of holders of Registrable Securities held by former Holders of Investor Registrable Securities, excluding Series D Holders and Series E Holders, shall require only the consent of the Company and the holders of more than sixty-six and two-thirds percent (66 2/3%) of such Registrable Securities;

                           (c) any amendment or waiver affecting only the rights
of holders of Registrable Securities who were Series D Holders shall require only the consent of the Company and the holders of more than sixty-six and two-thirds percent (66 2/3%) of such Registrable Securities; and

                           (d) any amendment or waiver affecting only the rights
of holders of Registrable Securities who were Series E Holders shall require only the consent of the Company and the holders of more than fifty percent (50%) of such Registrable Securities.

Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of such Registrable Securities and the Company.

                  3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this

Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  3.9 AGGREGATION OF STOCK. All shares of Registrable Securities (including the Common Stock issuable upon conversion thereof), as applicable, held or acquired by a Holder shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  3.10 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes the 1999 MedicaLogic Agreement, the 1999 Medscape Agreement and the CBS Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


COMPANY:                                MEDICALOGIC, INC.


                                                                             By:
                                        Printed Name: Mark Leavitt, M.D.
                                        Title: CEO

SHAREHOLDERS:                           See Attached Signature Pages



                                SIGNATURE PAGE A

                    FOR MEDICALOGIC PREFERRED STOCK INVESTORS


                                                                                                      Number
              Signature                                 Address for Notices                         of Shares
              ---------                                 -------------------                         ---------
GLYNN VENTURES III, L.P.                             Glynn Ventures III, L.P.                        294,445
                                                     3000 Sand Hill Road
                                                     Building 4, Suite 235
By:______________________________                    Menlo Park, CA  94025
Its:_____________________________                    Attn:  John Glynn, Jr.
Printed Name:____________________

SEQUOIA CAPITAL GROWTH FUND                          Sequoia Capital Growth Fund                    1,446,614
                                                     c/o Sequoia Capital
                                                     3000 Sand Hill Road
By:______________________________                    Building 4, Suite 280
Its:_____________________________                    Menlo Park, CA  94025
Printed Name:____________________                    Attn:  Mark A. Stevens

SEQUOIA TECHNOLOGY PARTNERS                          Sequoia Technology Partners III                  92,338
III                                                  c/o Sequoia Capital
                                                     3000 Sand Hill Road
By:______________________________                    Building 4, Suite 280
Its:_____________________________                    Menlo Park, CA  94025
Printed Name:____________________                    Attn:  Mark A. Stevens

NEW ENTERPRISE ASSOCIATES VI,                        New Enterprise Associates VI,                  1,980,584
LP                                                   LP
                                                     c/o New Enterprises Associates
                                                     2490 Sand Hill Road
By:______________________________                    Menlo Park, CA  94025
Its:_____________________________                    Attn:  Ronald Kase
Printed Name:____________________


_________________________________                    Charles M. Linehan                               9,540
CHARLES M. LINEHAN                                   c/o New Enterprise Associates
                                                     2490 Sand Hill Road
                                                     Menlo Park, CA  94025

                                SIGNATURE PAGE A

                    FOR MEDICALOGIC PREFERRED STOCK INVESTORS
                                    (Cont'd)
OMEGA VENTURES II, L.P.                              Omega Ventures II, L.P.                         625,434
                                                     c/o Crosslink Capital Inc.
                                                     555 California Street, #2350
By:______________________________                    San Francisco, CA  94104
Its:_____________________________                    Attn:  Michael Stark
Printed Name:____________________

OMEGA VENTURES II CAYMAN,                            Omega Ventures II Cayman,                       158,044
L.P.                                                   L.P.
                                                     c/o Crosslink Capital Inc.
                                                     555 California Street, #2350
By:______________________________                    San Francisco, CA  94104
Its:_____________________________                    Attn:  Michael Stark
Printed Name:____________________

CROSSOVER FUND II, L.P.                              Crossover Fund II, L.P.                         298,111
                                                     c/o Crosslink Capital Inc.
                                                     555 California Street, #2350
By:______________________________                    San Francisco, CA  94104
Its:_____________________________                    Attn:  Michael Stark
Printed Name:____________________

CROSSOVER FUND IIA, L.P.                             Crossover Fund IIA, L.P.                         42,727
                                                     c/o Crosslink Capital Inc.
                                                     555 California Street, #2350
By:______________________________                    San Francisco, CA  94104
Its:_____________________________                    Attn:  Michael Stark
Printed Name:____________________

BAYVIEW INVESTORS, LTD.                              Bayview Investors, Ltd.                         110,499
                                                     c/o Robertson Stevens & Co.
                                                     555 California Street, #2600
By:______________________________                    San Francisco, CA  94104
Its:_____________________________                    Attn:  Michael Stark
Printed Name:____________________


                                SIGNATURE PAGE A

                    FOR MEDICALOGIC PREFERRED STOCK INVESTORS
                                    (Cont'd)
AMERINDO TECHNOLOGY GROWTH                           Amerindo Technology Growth                       66,667
FUND II                                                Fund II
                                                     c/o Amerindo Investment
                                                       Advisors
By:______________________________                    399 Park Ave., 22nd Floor
Its:_____________________________                    New York, NY  10022
Printed Name:____________________                    Attn:  Gary A. Tanaka

FRANKLIN CAPITAL ASSOCIATES                          Franklin Capital Associates III,                686,563
III, L.P.                                               L.P.
                                                     c/o Coleman Swenson
                                                       Hoffman Booth
By:______________________________                    237 Second Avenue South
Its:_____________________________                    Franklin, TN  37064-2649
Printed Name:____________________                    Attn:  W. David Swenson

FURMAN SELZ SBIC L.P.                                Furman Selz SBIC L.P.                           461,041
                                                     55 East 52nd St., 37th Floor
                                                     New York, NY  10055-0002
By:______________________________                    Attn:  Brian P. Friedman
Its:_____________________________
Printed Name:____________________

SEQUOIA CAPITAL VI                                   Sequoia Capital VI                              400,914
                                                     c/o Sequoia Capital
                                                     3000 Sand Hill Road
By:______________________________                    Building 4, Suite 280
Its:_____________________________                    Menlo Park, CA  94025
Printed Name:____________________                    Attn:  Mark A. Stevens

SEQUOIA TECHNOLOGY PARTNERS                          Sequoia Technology                               22,028
VI                                                     Partners VI
                                                     c/o Sequoia Capital
                                                     3000 Sand Hill Road
By:______________________________                    Building 4, Suite 280
Its:_____________________________                    Menlo Park, CA  94025
Printed Name:____________________                    Attn:  Mark A. Stevens


                                SIGNATURE PAGE A

                    FOR MEDICALOGIC PREFERRED STOCK INVESTORS
                                    (Cont'd)
SEQUOIA 1995                                         Sequoia 1995                                     17,624
                                                     c/o Sequoia Capital
                                                     3000 Sand Hill Road
By:______________________________                    Building 4, Suite 280
Its:_____________________________                    Menlo Park, CA  94025
Printed Name:____________________                    Attn:  Mark A. Stevens

_________________________________                    Tom Hodapp                                       14,445
TOM HODAPP                                           254 Glen Drive
                                                     Sausalito, CA  94965

_________________________________                    Michael Boxer                                    11,806
MICHAEL BOXER                                        19272 Sierra Inez Road
                                                     Irvine, CA  92612

_________________________________                    Paul Felton                                      13,056
PAUL FELTON                                          36 Los Altos
                                                     Orinda, CA  94563

_________________________________                    Cathy Klema                                      11,806
CATHY KLEMA                                          300 Central Park West
                                                     New York, NY  10024

_________________________________                    Leopold Swergold                                 14,306
LEOPOLD SWERGOLD                                     c/o Ing Furman Selz
                                                     230 Park Avenue
                                                     New York, NY  10169

_________________________________                    Paul Ellwood, M.D                                3,834
PAUL ELLWOOD, M.D.                                   P.O. Box 165
                                                     Bondurant, WY  82922

_________________________________                    William Slattery                                 2,223
WILLIAM SLATTERY                                     399 Park Avenue, 22nd Floor
                                                     New York, NY  10022

_________________________________                    Sarah Gordon-Wild                                2,222
SARAH GORDON-WILD                                    c/o Loan Pine Capital
                                                     2 Greenwich Plaza
                                                     Greenwich, CT  06830


                                SIGNATURE PAGE A

                    FOR MEDICALOGIC PREFERRED STOCK INVESTORS
                                    (Cont'd)

_________________________________                    Thomas H. Cato                                   2,222
THOMAS H. CATO                                       15 Inveraray
                                                     Nashville, TN  37215

_________________________________                    Dr. Hugh Y. Rienhoff, Jr.                        1,111
DR. HUGH Y. RIENHOFF, JR.                            c/o Kiva Genetics
                                                     2375 Garcia Avenue
                                                     Mountain View, CA  94043

VHA, INC.                                            VHA, Inc.                                       739,651
                                                     Attn:  Jeff Hayes
                                                     220 E. Las Colinas Blvd.
By:______________________________                    Irving, Texas  75039
Its:_____________________________
Printed Name:____________________

21ST CENTURY COMMUNICATIONS                          21st Century Communications                     215,240
PARTNERS, L.P.                                         Partners LP
                                                     Attn:  Seth Lieber
                                                     c/o Geocapital LLC
By:______________________________                    767 Fifth Avenue, 45th Floor
Its:_____________________________                    New York, NY  10153-4590
Printed Name:____________________

21ST CENTURY COMMUNICATIONS                          21st Century Communications                      73,240
T-E PARTNERS, L.P.                                     T-E Partners LP
                                                     c/o Geocapital LLC
                                                     767 Fifth Avenue, 45th Floor
By:______________________________                    New York, NY  10153-4590
Its:_____________________________                    Attn:  Seth Lieber
Printed Name:____________________



                                SIGNATURE PAGE A

                    FOR MEDICALOGIC PREFERRED STOCK INVESTORS
                                    (Cont'd)
21ST CENTURY COMMUNICATIONS                          21st Century Communications                      28,980
FOREIGN PARTNERS, L.P.                                 Foreign Partners
                                                     c/o Geocapital LLC
                                                     767 Fifth Avenue, 45th Floor
By:______________________________                    New York, NY  10153-4590
Its:_____________________________                    Attn:  Seth Lieber
Printed Name:____________________

BOSTON SAFE DEPOSIT & TRUST                          Boston Safe Deposit & Trust                     119,048
CO., TRUSTEE FOR US WEST                               Co. Tr FBO US West
PENSION TRUST                                        c/o Boston Safe Deposit & Trust
                                                     135 Santilli Highway
                                                     Everett, MA  02149
By:______________________________                    Attn:  Melissa Kennedy
Its:_____________________________
Printed Name:____________________

BOSTON SAFE DEPOSIT & TRUST                          Boston Safe Deposit & Trust                     357,143
CO., TRUSTEE FOR US WEST                               Co. TR FBO US West
BENEFIT ASSURANCE                                    c/o Boston Safe Deposit & Trust
                                                     135 Santilli Highway
                                                     Everett, MA  02149
By:______________________________                    Attn:  Melissa Kennedy
Its:_____________________________
Printed Name:____________________

PILGRIM, BAXTER HYBRID                               Pilgrim Baxter Hybrid Partners                  317,461
PARTNERS I, L.P.                                       I, LP
                                                     825 Duportail Road
                                                     Wayne, PA  19087
By:______________________________                    Attn:  Samuel H. Baker
Its:_____________________________
Printed Name:____________________


                                SIGNATURE PAGE A

                    FOR MEDICALOGIC PREFERRED STOCK INVESTORS
                                    (Cont'd)


CLAYTON ASSOCIATES, L.L.C.                           Clayton Associates, L.L.C.                       15,874
                                                     310 25th Avenue N Suite 109
                                                     Nashville, TN  37203
By:______________________________
Its:_____________________________
Printed Name:____________________

DMG TECHNOLOGY VENTURES                              DMG Technology Ventures LLC                      55,556
LLC                                                  c/o Deutsche Bank Securities Inc
                                                     Attn:  Ed Ryan
                                                     1290 Avenue of the Americas
By:______________________________                    New York, NY  10020
Its:_____________________________
Printed Name:____________________

DMG TECHNOLOGY PARTNERS                              DMG Technology Partners                          23,810
                                                     c/o Credit Suisse First Boston
                                                     2400 Hanover Street
By:______________________________                    Palo Alto, CA  94304-1113
Its:_____________________________                    Attn:  Frank Quattrone
Printed Name:____________________

CONTINENTAL CASUALTY                                 Continental Casualty Company                   2,000,000
COMPANY                                              CNA Plaza 40 South
                                                     Chicago, IL  60685
                                                     Attn:  David Wroe
By:______________________________
Its:_____________________________
Printed Name:____________________

QUANTUM INDUSTRIAL PARTNERS                          Quantum Industrial Partners                    1,568,421
LDC                                                    LDC
                                                     c/o Soros Private Equity
                                                       Partners
By:______________________________                    888 Seventh Avenue
Its:_____________________________                    New York, NY 10106
Printed Name:____________________                    Attn:  Neal Moszkowski


                                SIGNATURE PAGE A

                    FOR MEDICALOGIC PREFERRED STOCK INVESTORS
                                    (Cont'd)


SFM DOMESTIC INVESTMENT LLC                          SFM Domestic Investment LLC                    1,568,421
                                                     c/o Soros Private Equity
                                                       Partners
By:______________________________                    888 Seventh Avenue
Its:_____________________________                    New York, NY  10106
Printed Name:____________________                    Attn:  Neal Moszkowski

SEQUOIA CAPITAL FRANCHISE                            Sequoia Capital Franchise                        78,948
PARTNERS                                               Partners
                                                     c/o Sequoia Capital
                                                     3000 Sand Hill Road #4-280
By:______________________________                    Menlo Park, CA  94025
Its:_____________________________                    Attn:  Mark Stevens
Printed Name:____________________

SEQUOIA CAPITAL FRANCHISE                            Sequoia Capital Franchise Fund                  447,369
FUND                                                 c/o Sequoia Capital
                                                     3000 Sand Hill Road, #4-280
                                                     Menlo Park, CA  94025
By:______________________________                    Attn:  Mark Stevens
Its:_____________________________
Printed Name:____________________

COLEMAN SWENSON HOFFMAN                              Coleman Swenson                                 210,527
 BOOTH IV LP                                           Hoffman Booth IV LP
                                                     c/o Coleman Swenson
                                                       Hoffman Booth
By:______________________________                    Attn:  W. David Swenson
Its:_____________________________                    237 Second Avenue South
Printed Name:____________________                    Franklin, TN  37064-2649

DELL USA LP                                          Dell USA LP                                    1,052,632
                                                     Attn:  Thomas H. Welch Jr.
                                                     One Dell Way
By:______________________________                    Round Rock, TX  78682-2244
Its:_____________________________
Printed Name:____________________



                                SIGNATURE PAGE A

                    FOR MEDICALOGIC PREFERRED STOCK INVESTORS
                                    (Cont'd)

GARY J. SHEMANO                                      Gary J. Shemano                                  43,948
                                                     c/o The Shemano Group
                                                     601 California Street, Suite 1850
By:______________________________                    San Francisco, CA  94108
Its:_____________________________
Printed Name:____________________

MART BAILEY                                          Mart Bailey                                      39,211
                                                     c/o The Shemano Group
                                                     601 California Street, Suite 1850
By:______________________________                    San Francisco, CA  94108
Its:_____________________________
Printed Name:____________________

MICHAEL JACKS                                        Michael Jacks                                    21,053
                                                     c/o The Shemano Group
                                                     601 California Street, Suite 1850
By:______________________________                    San Francisco, CA  94108
Its:_____________________________
Printed Name:____________________

WHEATLEY PARTNERS II LP                              Wheatley Partners II LP                         158,731
                                                     Attn:  Seth Lieber
                                                     80 Cutler Mill Road, Suite 311
By:______________________________                    Great Rock, NY  11021
Its:_____________________________
Printed Name:____________________

                                SIGNATURE PAGE B

                     FOR MEDICALOGIC COMMON STOCK INVESTORS

                                                                                                NUMBER
             SIGNATURE                                 ADDRESS FOR NOTICES                    OF SHARES
             ---------                                 -------------------                    ---------

_________________________________                    8288 SW Mapleridge Drive
MARK A. LEAVITT                                      Portland, OR  97225

_________________________________                    5822 SW Sheridan Ct                        970,305
RICHARD SAMCO                                        Portland, OR  97221

SEQUOIA CAPITAL GROWTH FUND                          Sequoia Capital Growth Fund                280,131
                                                     c/o Sequoia Capital
                                                     3000 Sand Hill Road, #4-280
By:______________________________                    Menlo Park, CA  94025
Its:_____________________________                    Attn:  Mark Stevens
Printed Name:____________________

SEQUOIA TECHNOLOGY PARTNERS                          Sequoia Technology Partners III            17,881
III                                                  c/o Sequoia Capital
                                                     3000 Sand Hill, #4-280
                                                     Menlo Park, CA  94025
By:______________________________                    Attn:  Mark Stevens
Its:_____________________________
Printed Name:____________________

NEW ENTERPRISE ASSOCIATES IV,                        New Enterprise Associates IV,              373,012
LP                                                   LP
                                                     c/o New Enterprises Associates
                                                     2490 Sand Hill Road
By:______________________________                    Menlo Park, CA  94025
Its:_____________________________                    Attn:  Ron Kase
Printed Name:____________________

STANFORD UNIVERSITY                                  Stanford University                        31,250
                                                     2770 Sand Hill Road
                                                     Menlo Park, CA  94025
By:______________________________
Its:_____________________________
Printed Name:____________________

                                SIGNATURE PAGE C

                      FORMER MEDSCAPE INVESTOR STOCKHOLDERS
                                (SERIES C STOCK)


                                                                                              Number of
               Signature                                Address for Notices                    Shares
               ---------                                -------------------                    ------
_________________________________                     Esther Dyson                            29,137.5
ESTHER DYSON                                          Edventure Holdings
                                                      104 Fifth Avenue, 20th Floor
                                                      New York, NY 10011-6901
                                                      Fax: (212) 924-0240

APA EXCELSIOR IV, L.P.                                Alan J. Patricof                        487,412.5
                                                      Patricof & Co. Ventures,
                                                      Inc.
By:______________________________                     445 Park Avenue
Its:_____________________________                     New York, NY 10022
Printed Name: Alan J. Patricof                        Fax: (212) 319-6155

COUTTS & CO. (CAYMAN) LTD., c/o                       Alan J. Patricof                        86,015
APA EXCELSIOR IV/OFFSHORE, L.P.                       Patricof & Co. Ventures,
                                                      Inc.
                                                      445 Park Avenue
By:______________________________                     New York, NY 10022
Its:_____________________________                     Fax: (212) 319-6155
Printed Name: Alan J. Patricof

PATRICOF PRIVATE INVESTMENT                           Alan J. Patricof                        9,322.5
CLUB, L.P.                                            Patricof & Co. Ventures,
                                                      Inc.
                                                      445 Park Avenue
By:______________________________                     New York, NY 10022
Its:_____________________________                     Fax: (212) 319-6155
Printed Name: Alan J. Patricof


                                SIGNATURE PAGE C

                     FOR FORMER HOLDERS OF MEDSCAPE INVESTOR
          REGISTRABLE SECURITIES (EXCEPT SERIES D AND SERIES E HOLDERS)
                                    (Cont'd)

CSK VENTURE CAPITAL CO., LTD.,                       Kenji Suzuki                            388,500
AS INVESTMENT MANAGER FOR                            CSK Corporation
CSK-1(A) INVESTMENT FUND                             Kenchikukaikan, 7F
                                                     5-26-20 Shiba, Minato-Ku
                                                     Tokyo 108-0014  JAPAN
By:______________________________                    Fax: 011-81-3-3457-7070
Its: Managing Director
Printed Name:  Kinya Nakagome

CSK VENTURE CAPITAL CO., LTD.,                       Kenji Suzuki                            388,500
AS INVESTMENT MANAGER FOR                            CSK Corporation
CSK-1(B) INVESTMENT FUND                             Kenchikukaikan, 7F
                                                     5-26-20 Shiba, Minato-Ku
                                                     Tokyo 108-0014  JAPAN
By:______________________________                    Fax: 011-81-3-3457-7070
Its: Managing Director
Printed Name: Kinya Nakagome

CSK VENTURE CAPITAL CO., LTD.,                       Kenji Suzuki                            388,500
AS INVESTMENT MANAGER FOR                            CSK Corporation
CSK-2 INVESTMENT FUND                                Kenchikukaikan, 7F
                                                     5-26-20 Shiba, Minato-Ku
                                                     Tokyo 108-0014  JAPAN
By:______________________________                    Fax: 011-81-3-3457-7070
Its: Managing Director
Printed Name: Kinya Nakagome

MEDIA TECHNOLOGY VENTURES,                           Barry Weinman                           1,548,535
L.P.                                                 Media Technology Ventures,
                                                     L.P.
                                                     One First Street, Suite 2
By:_______________________________                   Los Altos, CA 94022
Its: Managing Member of the General
Partner                                              Fax: (650) 949-8510
Printed Name: Barry M. Weinman


                                SIGNATURE PAGE C

                     FOR FORMER HOLDERS OF MEDSCAPE INVESTOR
          REGISTRABLE SECURITIES (EXCEPT SERIES D AND SERIES E HOLDERS)
                                    (Cont'd)

MEDIA TECHNOLOGY VENTURES               Barry Weinman                  199,977.5
ENTREPRENEURS FUND, L.P.                Media Technology Ventures,
                                        L.P.
                                        One First Street, Suite 2
By:_______________________________      Los Altos, CA 94022
Its: Managing Member of the General
Partner                                 Fax: (650) 949-8510
Printed Name: Barry M. Weinman

ROBERT A. BERNHARD, WILLIAM             Robert Bernhard                87,412.5
L. BERNARD, FRANK A. WEIL, AND          c/o Bernhard Management
LAWRENCE B. BUTTENWEISER,               6 East 43rd Street, 28th
TRUSTEES U/A/ DATED 9/3/64 F/B/O        Floor
ROBERT A. BERNHARD FAMILY               New York, NY  10017
                                        Fax: (212) 986-8178

By:_______________________________
Its: Trustee
Printed Name: Robert A. Bernhard

ROBERT A. BERNHARD, WILLIAM             Robert Bernhard                87,412.5
L. BERNHARD, JOHN L. LOEB, AND          c/o Bernhard Management
BENJAMIN J. BUTTENWEISER,               6 East 43rd Street, 28th
TRUSTEES U/W/D/ DORTOTHY L.             Floor
BERNHARD F/B/0 ROBERT A.                New York, NY  10017
BERNHARD ARTICLE 9TH                    Fax: (212) 986-8178


By:_______________________________
Its: Trustee
Printed Name: Robert A. Bernhard

                                SIGNATURE PAGE C

                     FOR FORMER HOLDERS OF MEDSCAPE INVESTOR
          REGISTRABLE SECURITIES (EXCEPT SERIES D AND SERIES E HOLDERS)
                                    (Cont'd)

WORMSER FRERES                           Marcel Wormser                 291,375
                                         Wormser Freres
                                         Banque D'Escompte
By:_______________________________       13 Boulevard Hausssman
Its: Administrateur Wormser Freres,      75009 Paris, FRANCE
Paris                                    Fax: 011-33-1-45233752
Printed Name: Marcel Wormser

CIBC OPPENHEIMER CORP.                   Nathan Gantcher                174,825
                                         Managing Director
                                         CIBC Oppenheimer Corp.
By:_______________________________       CIBC Oppenheimer Tower
Its:_______________________________      World Financial Center
Printed Name:______________________      200 Liberty Street
                                         New York, NY  10281

__________________________________       Roger Mulvihill                8,742.5
ROGER MULVIHILL                          c/o Dechert, Price & Rhoads
                                         30 Rockefeller Plaza, 23rd
                                         Floor
                                         New York, NY 10112
                                         Fax: (212) 698-3599

__________________________________       Mary Mulvihill                 20,395
MARY MULVIHILL                           c/o Dechert, Price & Rhoads
                                         30 Rockefeller Plaza, 23rd
                                         Floor
                                         New York, NY 10112
                                         Fax: (212) 698-3599

RHL VENTURES LLC                         Robert Lessin                 145,687.5
                                         RHL Ventures LLC
                                         131 South Woodland Street
By:_______________________________       Englewood, NJ 07631
Its:_______________________________
Printed Name:______________________

                                SIGNATURE PAGE C

                     FOR FORMER HOLDERS OF MEDSCAPE INVESTOR
          REGISTRABLE SECURITIES (EXCEPT SERIES D AND SERIES E HOLDERS)
                                    (Cont'd)

TOLEDOT INVESTMENTS, L.P.               Richard Linhart               29,137.5
                                        155 West 70th Street
                                        Penthouse 4C
By:_______________________________      New York, NY 10023
Its:  General Partner
Printed Name: Richard Linhart

__________________________________      Richard Linhart               29,137.5
RICHARD LINHART                         155 West 70th Street
                                        Penthouse 4C
                                        New York, NY 10023

__________________________________      Victor Scaravilli             58,275
VICTOR SCARAVILLI                       c/o Mole Constructors
                                        29100 Hall Street
                                        Solon, OH 44139-3090
                                        Fax: (440) 248-8132

BE PARTNERS                             Timothy Sommerfield           58,275
                                        BE Partners
                                        440 So. LaSalle Street
By:_______________________________      Suite 2118
Its: Partner                            Chicago, IL 60605
Printed Name: Timothy Sommerfield       Fax: (312) 663-4435

__________________________________      Mark Braunstein               29,137.5
MARK BRAUNSTEIN, M.D.                   c/o Patient Care
                                        Technologies
                                        2 Executive Park West NE
                                        Atlanta, GA 30329
                                        Fax: (404) 235-7839

TBG INFORMATION INVESTORS,              Oakleigh Thorne              1,748,252.5
L.L.C.                                  TBG Information Investors,
                                        LLC
                                        270 East Westminster, 2nd
By:_______________________________      Floor
Its: Chairman & CEO                     Lake Forest, IL 60045
Printed Name: Oakleigh Thorne           Fax: (847) 234-4722

                                SIGNATURE PAGE C

                     FOR FORMER HOLDERS OF MEDSCAPE INVESTOR
          REGISTRABLE SECURITIES (EXCEPT SERIES D AND SERIES E HOLDERS)
                                    (Cont'd)

                                                                     NUMBER OF
              SIGNATURE                ADDRESS FOR NOTICES            SHARES
              ---------                -------------------            ------
_______________________________     Jeffrey L. Drezner, M.D.,      608,478.33(3)
JEFFREY L. DREZNER, M.D., PH.D.     Ph.D.
                                    10819 Pleasant Hill
                                    Potomac, MD 20854
                                    Fax: (301) 299-1124

                                SIGNATURE PAGE D

                      FORMER MEDSCAPE INVESTOR STOCKHOLDERS
                            SERIES D PREFERRED STOCK

                                                                   NUMBER
             SIGNATURE                  ADDRESS FOR NOTICES       OF SHARES
             ---------                  -------------------       ---------

CSK VENTURE CAPITAL CO.,  LTD.        Kenji Suzuki                  71,105
AS INVESTMENT MANAGER FOR             CSK Corporation
CSK-1(B) INVESTMENT FUND              Kenchikukaikan, 7F
                                      5-26-20 Shiba, Minato-Ku
                                      Tokyo 108-0014  JAPAN
By:_______________________________    Fax: 011-81-3-3457-7070
Its: Managing Director
Printed Name: Kinya Nakagome

CSK VENTURE CAPITAL CO.,  LTD.        Kenji Suzuki                  71,105
AS INVESTMENT MANAGER FOR             CSK Corporation
CSK-2 INVESTMENT FUND                 Kenchikukaikan, 7F
                                      5-26-20 Shiba, Minato-Ku
                                      Tokyo 108-0014  JAPAN
By:_______________________________    Fax: 011-81-3-3457-7070
Its: Managing Director
Printed Name: Kinya Nakagome

CSK VENTURE CAPITAL CO.,  LTD.        Kenji Suzuki                  71,102.5
AS INVESTMENT MANAGER FOR             CSK Corporation
CSK-1(A) INVESTMENT FUND              Kenchikukaikan, 7F
                                      5-26-20 Shiba, Minato-Ku
                                      Tokyo 108-0014  JAPAN
By:_______________________________    Fax: 011-81-3-3457-7070
Its: Managing Director
Printed Name: Kinya Nakagome

HEARST COMMUNICATIONS, INC.           Kenneth Bronfin               213,312.5
                                      Hearst Communications, Inc.
                                      959 8th Avenue, Suite 257
By:_______________________________    New York, NY 10019
Its: Senior Vice President            Fax: (212) 582-7739
Printed Name: Kenneth A. Bronfin

                                SIGNATURE PAGE D

                      FORMER MEDSCAPE INVESTOR STOCKHOLDERS
                            SERIES D PREFERRED STOCK
                                    (Cont'd)


WORMSER FRERES                                         Marcel Wormser                              127,987.5
                                                       Wormser Freres
                                                       Banque D'Escompte
By:_______________________________                     13 Boulevard Hausssman
Its: Administrator, Wormser Freres, Paris              75009 Paris, FRANCE
Printed Name: Marcel Wormser                           Fax: 011-33-1-45233752

MEDIA TECHNOLOGY VENTURES,                             Barry Weinman                               188,920
L.P.                                                   Media Technology Ventures,
                                                       L.P.
                                                       One First Street, Suite 2
By:_______________________________                     Los Altos, CA 94022
Its: Managing Member of the General
Partner                                                Fax: (650) 949-8510
Printed Name: Barry M. Weinman

MEDIA TECHNOLOGY VENTURES,                             Barry Weinman                               24,392.5
ENTREPRENEURS FUND, L.P.                               Media Technology Ventures,
                                                       L.P.
                                                       One First Street, Suite 2
By:_______________________________                     Los Altos, CA 94022
Its: Managing Member of the General
Partner                                                Fax: (650) 949-8510
Printed Name: Barry M. Weinman

                                SIGNATURE PAGE D

                      FORMER MEDSCAPE INVESTOR STOCKHOLDERS
                            SERIES D PREFERRED STOCK
                                    (Cont'd)


APA EXCELSIOR IV, L.P.                 Alan J. Patricof                178,412.5
                                       Patricof & Co. Ventures, Inc.
By: APA EXCELSIOR IV PARTNERS,         445 Park Avenue
L.P., its General Partner              New York, NY 10022
                                       Fax: (212) 319-6155
By: PATRICOF & CO. MANAGERS,
INC., its General Partner


By:_______________________________
Its: Chairman
Printed Name: Alan J. Patricof

COUTTS & CO. (CAYMAN) LTD., c/o        Alan J. Patricof                31,487.5
APA EXCELSIOR IV/OFFSHORE, L.P.        Patricof & Co. Ventures, Inc.
                                       445 Park Avenue
By: PATRICOF & CO. VENTURES,           New York, NY 10022
INC., its Investment Advisor           Fax: (212) 319-6155


By:_______________________________
Its: Chairman
Printed Name: Alan J. Patricof


PATRICOF PRIVATE INVESTMENT            Alan J. Patricof                  3,412.5
CLUB, L.P.                             Patricof & Co. Ventures, Inc.
                                       445 Park Avenue
By: APA EXCELSIOR IV PARTNERS,         New York, NY 10022
L.P., its General Partner              Fax: (212) 319-6155

By: PATRICOF & CO. MANAGERS,
INC., its General Partner


By:_______________________________
Its: Chairman
Printed Name: Alan J. Patricof

                                SIGNATURE PAGE D

                      FORMER MEDSCAPE INVESTOR STOCKHOLDERS
                            SERIES D PREFERRED STOCK
                                    (Cont'd)

WESTON PRESIDIO CAPITAL II, L.P.                       Carlo A. von Schroeter                      639,932.5
                                                       Weston Presidio Capital
By: WESTON PRESIDIO CAPITAL                            One Federal Street, 21st Floor
MANAGEMENT II, LP, its General                         Boston, MA 02110-2004
Partner                                                Fax: (617) 988-2515

By:_______________________________
Its:______________________________
Printed Name:_____________________

WESTON PRESIDIO CAPITAL III,                           Carlo A. von Schroeter                      1,015,980
L.P.                                                   Weston Presidio Capital
                                                       One Federal Street, 21st Floor
By: WESTON PRESIDIO CAPITAL                            Boston, MA 02110-2004
MANAGEMENT III, LLC, its General                       Fax: (617) 988-2515
Partner


By:_______________________________
Its:______________________________
Printed Name:_____________________

WPC ENTREPRENEUR FUND, L.P.                            Carlo A. von Schroeter                      50,572.5
                                                       Weston Presidio Capital
By: WESTON PRESIDIO CAPITAL                            One Federal Street, 21st Floor
MANAGEMENT III, LLC, its General                       Boston, MA 02110-2004
Partner                                                Fax: (617) 988-2515


By:_______________________________
Its:______________________________
Printed Name:_____________________

                                SIGNATURE PAGE D

                      FORMER MEDSCAPE INVESTOR STOCKHOLDERS
                            SERIES D PREFERRED STOCK
                                    (Cont'd)

HIGHLAND ENTREPRENEURS'                                Wycliffe K. Grousbeck                       1,638,225
FUNDS IV, LIMITED PARTNERSHIP                          Highland Capital Partners
                                                       Two International Place
By: HIGHLAND MANAGEMENT                                22nd Floor
PARTNERS IV LLC, its General Partner                   Boston, MA 02110
                                                       Fax: (617) 531-1550

By:_______________________________
Its: Member
Printed Name:_____________________

HIGHLAND ENTREPRENEUR'                                 Wycliffe K. Grousbeck                       68,260
FUNDS IV, LIMITED PARTNERSHIP                          Highland Capital Partners
                                                       Two International Place
                                                       22nd Floor
By: HIGHLAND ENTREPRENEURS'                            Boston, MA 02110
FUND IV LLC, its General Partner                       Fax: (617) 531-1550


By:_______________________________
Its: Member
Printed Name:_____________________

                                SIGNATURE PAGE E

                      FORMER MEDSCAPE INVESTOR STOCKHOLDERS
                            SERIES E PREFERRED STOCK


                                                                                                NUMBER OF
            SIGNATURE                                 ADDRESS FOR NOTICES                         SHARES
            ---------                                 -------------------                         ------
NATIONAL DATA CORPORATION                            Walter M. Hoff                             2,193,750(1)
                                                     National Data Corporation
                                                     Natioanl Data Plaza
By:______________________________                    Atlanta, GA 30329
Its:_____________________________                    Fax: (404) 728-2988
Printed Name:____________________

LAZARD FRERES & CO. LLC                              Stephen H. Sands                           56,250(2)
                                                     Managing Director
                                                     Lazard Freres & Co., LLC
By:______________________________                    30 Rockefeller Plaza
Its:_____________________________                    New York, NY 10020
Printed Name:____________________                    Fax: (212) 332-8365


--------
         (1) Includes 975,000 shares of common stock into which Class A Common Stock converted on a one-for-one basis
         (2) Includes 25,000 shares of common stock into which Class A Common Stock converted on a one-for-one-basis

                                SIGNATURE PAGE F

                      FORMER MEDSCAPE EXISTING STOCKHOLDERS

                            SERIES A PREFERRED STOCK


                                                                                                   NUMBER OF
         SIGNATURE                                       ADDRESS FOR NOTICES                        SHARES
         ---------                                       -------------------                        ------
APA EXCELSIOR FUND I                                    Alan J. Patricof                           1,970,500
                                                        Patricof & Co. Ventures, Inc.
                                                        445 Park Avenue
By:_______________________________                      New York, NY 10022
Its:_______________________________                     Fax: (212) 319-6155
Printed Name: Alan J. Patricof



                                    CLASS A COMMON STOCKHOLDER


                                                       Peter M. Frishauf                           1,079,000
________________________                               Medscape, Inc.
PETER M. FRISHAUF                                      134 West 29th Street
                                                       New York, NY 10001
                                                       Fax: (212) 760-3141

                                SIGNATURE PAGE G

                                 FOR CBS AND AOL


                                                                                                  NUMBER OF
             SIGNATURE                                   ADDRESS FOR NOTICES                       SHARES
             ---------                                   -------------------                       ------
CBS CORPORATION                                         Fredric G. Reynolds                       13,938,368
                                                        CBS Corporation
                                                        51 West 52nd Street
By:_______________________________                      New York, NY 10019
Its:_______________________________                     Fax: (212) 975-9191
Printed Name: Fredric G. Reynolds

AMERICA ONLINE, INC.                                    Doug S. Phillips                          2,704,316
                                                        America Online, Inc.
                                                        22000 AOL Way
By:_______________________________                      Dulles, VA 20166
Its:_______________________________                     Fax: (703) 265-2208
Printed Name:

                                SIGNATURE PAGE H

                    FORMER MEDSCAPE INVESTOR STOCKHOLDER WITH
             RIGHTS UNDER SECTION 13 OF THE 1999 MEDSCAPE AGREEMENT


                                                                                                   NUMBER OF
              SIGNATURE                                    ADDRESS FOR NOTICES                      SHARES
              ---------                                    -------------------                      ------
_______________________________                         Jeffrey L. Drezner, M.D.,                  608,478.33(3)
JEFFREY L. DREZNER, M.D., PH.D.                         Ph.D.
                                                        10819 Pleasant Hill
                                                        Potomac, MD 20854
                                                        Fax: (301) 299-1124





----------

         (3) Excludes 1,216,956.66 restricted shares which have not yet vested.